                                                                         EX 99.4

UNITED STATES OF AMERICA        *                  BILL OF SALE
                                *
COMMONWEALTH OF _______________ *                       BY
                                *
COUNTY OF _______________       *           402 JULIA STREET ASSOCIATES
                                *               LIMITED PARTNERSHIP
                                *
                                *                       TO
                                *
                                *           THE LOFTS PARTNERS, L.L.C.
                                *

     BE IT KNOWN, that on the dates, at the places, in the presence of the witnesses and Notaries Public hereinafter named and undersigned:

                          PERSONALLY CAME AND APPEARED:

     402 JULIA STREET ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership in good standing, organized and existing under the laws of the State of Delaware, and authorized to do business in the State of Louisiana, domiciled in Boston, Massachusetts, through its General Partners (a) Historic Preservation Properties 1989 Limited Partnership, a Delaware limited partnership in good standing, organized and existing under the laws of the State of Delaware, herein represented by its General Partner, Boston Historic Partners Limited Partnership, a Massachusetts limited partnership in good standing, organized and existing under the laws of the State of Massachusetts, herein represented by its General Partner, Portfolio Advisory Services, Inc., a Massachusetts corporation, pursuant to a Resolution, an original of which is annexed hereto and made a part hereof, dated February _____, 2006, represented by Terrence P. Sullivan, its President; (b) Henry M. Lambert, a person of the full age of majority and a resident of Orleans Parish, Louisiana, and (c) R. Carey Bond, a person of the full age of majority and a resident of Orleans Parish, Louisiana;

     Mailing Address:  21 Custom House Street, Suite 440
                       Boston, Massachusetts 02110

     Taxpayer ID No.: 72-1149319

     (the "Seller");

                                       AND

     THE LOFTS PARTNERS, L.L.C. (TIN 20-4323447), a Louisiana limited liability company, organized pursuant to Articles of Organization dated February 16, 2006, and filed with the Louisiana Secretary of State on February 16, 2006, having a mailing address of 335 Julia Street, Suite A, New Orleans, Louisiana 70130, represented herein by its Manager, Monarch Real Estate Advisors, Inc. through its officers, Gerard W. Barousse, Jr., President and Robert H. Saer, Vice President/Secretary, duly authorized pursuant to the L.L.C. Certificate and Consent annexed hereto as Exhibit C;

     (the "Purchaser").

     Seller hereby declares that Seller has sold and delivered, and does by these presents, grant, bargain, sell, assign, transfer, set over, and deliver, without any express or implied warranties, even

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as to title and without any obligation to return any portion of the consideration or purchase price, except with full warranty that Seller has not heretofore conveyed all or any part of the following described property, nor allowed any encumbrances to be filed against all or any part of the same, but with full substitution and subrogation in and to all the rights and actions of warranty against all preceding owners and sellers, unto Purchaser here present, who accepts, all and singular, and acknowledges that there has been duly delivered to Purchaser, all of the movable property related to, and used in connection with, the property known as The Lofts Condominiums (the "Immovable Property"), including, but not limited to, the movable property described on Exhibit D and made part hereof (the "Movable Property"). The Immovable Property is described on Exhibit E attached hereto and made part hereof.

     TO HAVE AND TO HOLD the Movable Property unto Purchaser, its heirs, successors and assigns, forever. SELLER HEREBY EXPRESSLY DISCLAIMS ANY WARRANTIES AS TO MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER WARRANTIES OR REPRESENTATIONS AS TO THE PHYSICAL CONDITION OF THE MOVABLE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT IT HAS INSPECTED THE MOVABLE PROPERTY AND ACCEPTS SAME IN THEIR PRESENT CONDITION, "AS IT" AND "WITH ALL FAULTS." SELLER DOES NOT WARRANT THAT THE MOVABLE PROPERTY IS FREE FROM LATENT OR REDHIBITORY DEFECTS OR VICES AND BUYER HEREBY RELEASES SELLER OF ANY LIABILITY FOR LATENT OR REDHIBITORY DEFECTS OR VICES UNDER LOUISIANA CIVIL CODE ARITLES 2520 THROUGH 2548. PURCHASER HEREBY WAIVES THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475.

     This sale is made for and in consideration of the consideration paid by Purchaser to Seller in conjunction with that certain Act of Cash Sale of Property dated of even date herewith between Seller and Purchaser of Seller's rights in and to the Immovable Property for which Seller acknowledges the receipt and sufficiency thereof and grants full acquittance and discharge therefor.

     And Seller, being duly sworn, declared that it owes nothing on the Movable Property, having paid its seller for same, knows of no liens or encumbrances thereon, and has not heretofore alienated same.

                           (SIGNATURES ON NEXT PAGES)

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     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2006, in the
County/Parish of _______________, State of ________________, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              402 JULIA STREET ASSOCIATES LIMITED
                                        PARTNERSHIP, A DELAWARE LIMITED
                                        PARTNERSHIP

                                        BY ITS GENERAL PARTNERS:


/s/ Illegible
-------------------------------------   HISTORIC PRESERVATION PROPERTIES 1989
Print Name: Illegible                   LIMITED PARTNERSHIP, A DELAWARE
                                        LIMITED PARTNERSHIP


/s/ GREGORY RUDOLPH
-------------------------------------   BY: BOSTON HISTORIC PARTNERS LIMITED
Print Name: GREGORY RUDOLPH                 PARTNERSHIP, ITS GENERAL PARTNER

                                        BY: PORTFOLIO ADVISORY SERVICES,
                                            INC., ITS GENERAL PARTNER


                                        BY: /s/ TERRENCE P. SULLIVAN
                                            ------------------------------------
                                            TERRENCE P. SULLIVAN,
                                            PRESIDENT


                                        /s/ Phyllis F. Vitti
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        MY COMMISSION EXPIRES 8/10/2012
                                        (SEAL)
                                        NOTE: NOTARY CANNOT BE A WITNESS

     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2006, in the Parish of Orleans, State of Louisiana, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              402 JULIA STREET ASSOCIATES LIMITED
                                        PARTNERSHIP, A DELAWARE LIMITED
                                        PARTNERSHIP

                                        BY ITS GENERAL PARTNERS:


-------------------------------------   ----------------------------------------
PRINT NAME:                             HENRY M. LAMBERT


-------------------------------------   ----------------------------------------
PRINT NAME:                             R. CAREY BOND


                                        ----------------------------------------
                                        RANDY OPOTOWSKY - NOTARY PUBLIC
                                        BAR #10222

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     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2006, in the
Parish of Orleans, State of Louisiana, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              THE LOFTS PARTNERS, L.L.C.

                                        BY: MONARCH REAL ESTATE
-------------------------------------       ADVISORS, INC., MANAGER
PRINT NAME:


                                        BY:
-------------------------------------       ------------------------------------
PRINT NAME:                                 GERARD W. BAROUSSE, JR.,
                                            PRESIDENT


                                        BY:
                                            ------------------------------------
                                            ROBERT H. SAER,
                                            VICE PRESIDENT/SECRETARY


                                        ----------------------------------------
                                        RANDY OPOTOWSKY - NOTARY PUBLIC
                                        BAR #10222

                                    EXHIBIT D

                                MOVABLE PROPERTY

(a) All fixtures, equipment and other tangible personal property owned or hereafter acquired by Seller and located in, used in connection or associated with the Immovable Property, including, without limitation, any and all venetian blinds, window shades, screens, screen doors, storm windows and doors, awning, shutters, furnaces, heaters, heating equipment, laundry equipment, refrigerator, stoves, ranges, dishwashers, oil and gas burners and fixtures appurtenant thereto for water heaters, plumbing and bathroom fixtures, electric and other lighting fixtures, mantels, fences, gates, screens, shrubs, plants, lawn mowers, air conditioning equipment and ventilators, carpeting, building supplies, all equipment and supplies used in the operating of the Immovable Property, movable walls, and Seller's interests, if any, in any leasehold improvements by tenants;

(b) All right, title, and interest of Seller in and to any and all leases, contracts, agreements, licenses, permits, trade names, warranties, condemnation awards, insurance policies and any other tangible property or interest associated with or useful in the operating of the Immovable Property, including such interest hereafter acquired and all proceeds thereof;

(c) All the rights and interests of Seller in and to the assignable management, maintenance, and service and supply contracts, if any, relating to the Immovable Property; and

(d) All rights Seller may have, if any, in and to trademarks, promotional material, tenant data, telephone numbers and listings, all master keys and keys to common areas, all good will, if any, and any and all other rights, privileges, and appurtenances owned by Seller and related to or used in connection with the existing business operation of the Immovable Property.

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                                    EXHIBIT E

                               IMMOVABLE PROPERTY

                                     TRACT I

THOSE CERTAIN LOTS OR PORTIONS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the State of Louisiana, Parish of Orleans, in the FIRST DISTRICT of the City of New Orleans, in SQUARE NO. 123, bounded by Tchoupitoulas Street, Julia Street, Constance Street (side) (late Foucher) and St. Joseph Street
(side). Said lots or portions of ground are designated as LOT NOS. 23, 24, 25 AND A SMALL UNDESIGNATED TRIANGLE ADJOINING LOT 25 on the Constance Street side, which said lots adjoin each other and measure as follows, to-wit:

Commencing at the intersection of Julia and Tchoupitoulas Streets, which point is the POINT OF BEGINNING, measure North 78 degrees, 49 minutes West a distance of 87 feet, three inches, no lines to a point; thence measure South 11 degrees, 11 minutes West a distance of 62 feet, 10 inches, no lines to a point; thence measure South 78 degrees, 49 minutes East a distance of 99 feet, 8 inches, no lines to a point; thence measure due North a distance of 64 feet, 0 inches, 5 lines to the POINT OF BEGINNING.

LOT NOS. 23 and 24 adjoin each other on the Tchoupitoulas Street side, said Lot No. 24 forming the corner of Tchoupitoulas Street and Julia Street. Lot No. 24 adjoins Lot 25 on the Julia Street side, which said lots front on Julia Street. Lot No. 25 adjoins the small undesignated triangle portion of ground on the Constance Street side and said lots 23 and 25 adjoin each other on the St. Joseph Street side.

All as more fully shown on survey made by Gilbert, Kelly & Couturie, Inc., Surveying & Engineering, James H. Couturie, R.L.S., dated January 10, 2006, revised January 17, 2006, last revised February 17, 2006.

Improvements thereon bear the municipal address 402 Julia Street, New Orleans, Louisiana.

                                    TRACT II

Those certain predial servitudes of light, view, and passage for vehicular and pedestrian egress and ingress in favor of Tract I created by act dated August 1, 1989, filed August 11, 1989 at CIN 8597, records of Orleans Parish, Louisiana.

                                    TRACT III

Rights, title, and interest in and to the common wall located on the St. Joseph Street side of Lots 23, 25, and the triangular portion adjacent to Lot 25, created by act dated August 1, 1989, filed August 11, 1989 at CIN 8597, records of Orleans Parish, Louisiana.